UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2011

MERIDIAN INTERSTATE BANCORP, INC.
 (Exact name of registrant as specified in its charter)

Massachusetts	001-33898	20-4652200
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Meridian Street, East Boston, Massachusetts	02128
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 567-1500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 2, 2011, the Registrant will utilize a slideshow at the Keefe, Bruyette & Woods 2011 Community Bank Conference being held at the Waldorf Astoria Hotel, New York, New York, where the Registrant’s operating and financial performance will be discussed. The text of the slideshow will be available at approximately 5:00 p.m. on the Registrant’s website, www.ebsb.com, beginning August 1, 2011. The slideshow will remain on the website for 30 days.

Item 9.01. Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERIDIAN INTERSTATE BANCORP, INC.

DATE: August 1, 2011	By:	/s/ Mark L. Abbate

Mark L. Abbate Senior Vice President, Treasurer and Chief Financial Officer